UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2021

Canterbury Park Holding Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.01 per share	CPHC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On June 3, 2021, the Company held its Annual Meeting at 1100 Canterbury Road, Shakopee, Minnesota 55379. At the close of business on April 7, 2021, the record date for the Annual Meeting, a total of 4,764,942 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company were outstanding. At the Annual Meeting, 4,149,362 shares, or approximately 87.1% of the outstanding shares of Common Stock, were represented by proxy or in person and, therefore, a quorum was present at the Annual Meeting. Shares were voted at the Annual Meeting on the matters submitted to a vote of the shareholders as follows:

Proposal 1 — To elect six directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

	FOR	WITHHELD	BROKER NON- VOTE
Maureen H. Bausch	3,102,970	24,904	1,021,488
Mark Chronister	3,105,295	22,579	1,021,488
John S. Himle	3,086,173	41,701	1,021,488
Carin J. Offerman	3,089,488	38,386	1,021,488
Randall D. Sampson	3,105,234	22,640	1,021,488
Dale H. Schenian	3,089,109	38,765	1,021,488

Proposal 2 — to approve an amendment to the Canterbury Park Holding Corporation Employee Stock Purchase Plan to increase the number of shares authorized for issuance by 100,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,027,789	69,034	31,051	1,021,488

Proposal 3 — To ratify and approve the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

FOR	AGAINST	ABSTAIN
4,114,955	2,513	31,894

As a result, the shareholders (i) elected each nominee as a director of the Company, (ii) approved an amendment to the Canterbury Park Holding Corporation Employee Stock Purchase Plan to increase the number of shares authorized for issuance by 100,000 shares, and (iii) ratified the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Item 8.01. Other Events.

On June 3, 2021, after the Company’s 2021 Annual Meeting of Shareholders, the Board Committees were reconstituted as follows:

Audit Committee

Mark Chronister, Chair

John S. Himle

Carin J. Offerman

Compensation Committee

Carin J. Offerman, Chair

Maureen H. Bausch

Mark Chronister

Governance Committee

John S. Himle, Chair

Maureen H. Bausch

Carin J. Offerman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: June 8, 2021	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer